SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 19, 2003

COCA-COLA ENTERPRISES INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
 (Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Exhibit Index Page 4

Item 5.    Other Events

This Current Report on Form 8-K is being filed to incorporate by reference into Registration Statement No. 333-100543 on Form S-3, effective August 8, 2003, relating to the proposed public offering and sale of up to $3,720,575,000 aggregate principal amount of the Company's senior debt securities and warrants.

Item 7.    Financial Statements and Exhibits

            (c)  Exhibits

1	Underwriting Agreement dated August 9, 2001

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: September 19, 2003	By: S/E. LISTON BISHOP III E. Liston Bishop III Vice President, Secretary, and Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page No.
1	Underwriting Agreement dated August 9, 2001	5